                                                                    EXHIBIT 10.2


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


                         SCICLONE PHARMACEUTICALS, INC.

                         Common Stock Purchase Warrant

         SciClone Pharmaceuticals, Inc., a California corporation (the "Company"), hereby certifies that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Cheyenne LLC, having an address at c/o The Palladin Group, 40 West 57th Street, 15th Floor, New York, NY 10019, ("Purchaser") or any other warrant holder ("Warrant Holder") is entitled, on the terms and conditions set forth below, to purchase from the Company at any time after the date hereof (subject to the provisions of Section 2 hereof) and ending sixty (60) months after the Effective Date (as defined therein) of that certain Structured Equity Line Flexible Financing(SM) Agreement between the Company and Purchaser, up to 200,000 fully paid and nonassessable shares of the common stock, no par value, of the Company (the "Common Stock") at the Purchase Price (hereinafter defined), as the same may be adjusted pursuant to Section 5 herein.

1.       Definitions.

         (a) The term "Warrant Holder" shall mean the Purchaser or any assignee of all or any portion of this Warrant at any given time who, at the time of assignment, acquired the right to purchase at least 4000 Warrant Shares (such number being subject to adjustment after the date hereof pursuant to Section 5 herein.)

         (b) The term "Warrant Shares" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

         (c) The term "Purchase Price" shall mean $5.53, which represents 150% of the closing sale price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Effective Date.

         (d) Other terms used herein which are defined in the Structured Equity Line Flexible Financing(SM) Agreement dated as of June 30, 1998 (the "Agreement") or the Registration Rights Agreement, dated as of June 30, 1998 (the "Rights Agreement"), shall have the same meanings herein as therein.

2.       Exercise of Warrant.



         This Warrant may be exercised by Warrant Holder, in whole or in part, at any time and from time to time, on or prior to the fifth anniversary of the date hereof, by either of the following methods:

         (a) The Warrant Holder may surrender this Warrant, together with cash, a check or wire transfer representing the aggregate Purchase Price of the number of Warrant Shares for which the Warrant is being surrendered and the form of subscription attached hereto as Exhibit A, duly executed by Warrant Holder ("Subscription Notice"), at the offices of the Company; or



         (b) The Warrant Holder may also exercise this Warrant, in whole or in part, in a "cashless" or "net-issue" exercise by delivering to the offices of the Company this Warrant, together with a Subscription Notice specifying the number of Warrant Shares to be delivered to such Warrant Holder ("Deliverable Shares") and the number of Warrant Shares with respect to which this Warrant is being surrendered in payment of the aggregate Purchase Price for the Deliverable Shares ("Surrendered Shares"); provided that the Purchase Price multiplied by the number of Deliverable Shares shall not exceed the value of the Surrendered Shares; and provided further that the sum of the number of Deliverable Shares and the number of Surrendered Shares so specified shall not exceed the aggregate Warrant Shares represented by this Warrant. For the purposes of this provision, each Warrant Share as to which this Warrant is surrendered will be attributed a value equal to the fair market value (as defined below) of the Warrant Share minus the Purchase Price of the Warrant Share.



         In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver or upon the order of Warrant Holder a new Warrant of like tenor in the name of Warrant Holder or as Warrant Holder (upon payment by Warrant Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

3.       Delivery of Certificates.

         (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) Trading Days thereafter, the Company shall transmit the certificates (together with any other stock or other securities or property to which Warrant Holder is entitled upon exercise) by messenger or overnight delivery service to reach the address designated by such holder within three
(3) trading days after the receipt of the Warrant, the Subscription Notice and payment of the aggregate Purchase Price in Section 2(a) or 2(b), as appropriate ("T+3"). In lieu of delivering physical certificates representing the Common Stock issuable upon exercise, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Warrant Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon exercise to the Warrant Holder by crediting the account of Warrant Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

         (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event Warrant Holder shall be entitled to cash equal to the Fair Market Value of such fractional share. For purposes of this Warrant, "Fair Market Value" equals the closing sale price of the Common Stock on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, whichever is the principal trading exchange or market for the Common Stock (the "Principal Market") on the date of determination.

4.       Representations and Covenants.

         (a)     Representations and Covenants of the Company.

                 (i) The Company shall use its reasonable best efforts to insure that a registration statement under the Securities Act covering the resale or other disposition thereof of the Warrant Shares by Warrant Holder is effective to the extent provided in the Rights Agreement or, to the extent applicable, pursuant to Section 3.2(a) of the Agreement.

                 (ii) The Company shall take all necessary actions and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation the notification of the National Association of Securities Dealers, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder under this Warrant.

                 (iii) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed on the Principal Market and shall not amend its Articles of Incorporation or Bylaws so as to adversely affect any rights of the Warrant Holder under this Warrant.

                 (iv) The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

                 (v) The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to Warrant Holder 150% of the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

                 (vi) With a view to making available to Warrant Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

                          (A)     make and keep public information available,
as those terms are understood and defined in Rule 144, at all times;

                          (B)     file with the Commission in a timely manner
all reports and other documents required of the Company under the Securities Act and the Exchange Act; and



                          (C)     furnish to any Warrant Holder forthwith upon
written request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested to permit any such Warrant Holder to take advantage of any rule or regulation of the Commission permitting the selling of any such securities without registration.



         (b) Representations and Covenants of the Purchaser. The Purchaser shall not resell Warrant Shares, unless such resale is pursuant to an effective registration statement under the Act or pursuant to an applicable exemption from such registration requirements.

5.       Adjustment of Exercise Price and Number of Shares.



         The number and kind of securities purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

         (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Purchase Price payable per share, so that the aggregate Purchase Price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

         (b) Stock Dividend. If at any time after the date hereof but prior to the expiration of this Warrant, the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Purchase Price per share shall be adjusted so that the aggregate Purchase Price for the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate Purchase Price immediately before such record date (or on the date of such distribution, if applicable).

         (c) Other Distributions. If at any time after the date hereof but prior to the expiration of this Warrant, the Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into or exchangeable for Common Stock), then the number of Warrant Shares for which this Warrant is exercisable shall be increased to equal: (i) the number of Warrant Shares for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the Fair Market Value per share of Common Stock on the record date for the dividend or distribution, and (B) the denominator of which shall be the Fair Market Value per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of the value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, so distributed. The Purchase Price shall be reduced to equal: (i) the Purchase Price in effect immediately before the occurrence of any such event (ii) multiplied by a fraction, (A) the numerator of which is the number of Warrant Shares for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of Warrant Shares for which this Warrant is exercisable immediately after the adjustment.

         (d) Merger, Etc. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into or a transfer of all or substantially all of the assets of the Company to another entity, then the Warrant Holder shall be entitled to receive upon payment of the aggregate Purchase Price then in effect, the number of shares or other securities or property of the company or of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised just prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company will not merge or consolidate with or into any other corporation, or sell or otherwise transfer its property, assets and business substantially as an entirety to another corporation, unless the corporation resulting from such merger or consolidation (if not the Company), or such transferee corporation, as the case may be, shall expressly assume, by supplemental agreement reasonably satisfactory in form and substance to the Warrant Holder, the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

         (e) Reclassification, Etc. If at any time after the date hereof there shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

6.       No Impairment.

         The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

7.       Notice of Adjustments.



         Whenever the Purchase Price or number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall execute and deliver to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Warrant Holder.

8.       Rights As Shareholder.



         Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a shareholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of shareholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (other than a cash dividend) any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified, therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

9.       Limitation on Exercise.



         Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised by the Warrant Holder to the extent that, after giving effect to Warrant Shares to be issued pursuant to a Subscription Notice, the total number of shares of Common Stock deemed beneficially owned by such holder (other than by virtue of ownership of this Warrant, or ownership of other securities that have limitations on the holder's rights to convert or exercise similar to the limitations set forth herein), together with all shares of Common Stock deemed beneficially owned by the holder's "affiliates" (as defined in Rule 144 of the Act) that would be aggregated for purposes of determining whether a group under Section 13(d) of the Securities Exchange Act of 1934 exists, would exceed 4.9% of the total issued and outstanding shares of the

Common Stock, provided that each holder shall have the right to waive this restriction, in whole or in part, upon 61 days prior written notice to the Company. The delivery of a Subscription Notice by the Warrant Holder shall be deemed a representation by such holder that it is in compliance with this paragraph. The term "deemed beneficially owned" as used in this Warrant shall exclude shares that might otherwise be deemed beneficially owned by reason of the exercise of this Warrant.

10.      Replacement of Warrant.



         On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

11.      Specific Enforcement; Consent to Jurisdiction and Choice of Law.

         (a) The Company and the Warrant Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

         (b) EACH OF THE COMPANY AND THE WARRANT HOLDER (I) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURT LOCATED IN NEW YORK COUNTY, NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF THE COMPANY AND THE WARRANT HOLDER CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS WARRANT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         (c) THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE'S PRINCIPLES OF CONFLICT OF LAWS.

12.      Entire Agreement: Amendments.



         This Warrant, the Exhibits hereto and the provisions contained in the Agreement, the Rights Agreement and incorporated into this Warrant and the Warrant Shares contain the entire understanding of the parties with respect to the matters covered hereby and thereby and except as specifically set forth herein and therein, neither the Company nor the Warrant Holder makes any representation, warranty, covenant or undertaking with respect to such matters. This Warrant and any term thereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

13.      Notices.



         Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         to the Company:

         SciClone Pharmaceuticals, Inc.
         901 Mariners Island Boulevard, Suite 205
         San Mateo, CA  94404
         Attn: Shawn K. Singh
         Fax:  (650) 358-3469

         with copies to:

         Gray Cary Ware & Freidenrich LLP
         139 Townsend Street, Suite 400
         San Francisco, CA  94107
         Attn:  J. Howard Clowes, Esq.
         Fax:  (415) 836-9220

         to the Purchaser:

         Cheyenne LLC
         c/o The Palladin Group
         40 West 57th Street, 15th Floor
         New York, NY 10019
         Attn: Robert L. Chender

         Fax: (212) 698-0554

         with copies to:

         Arnold & Porter
         555 12th Street, N.W.
         Washington, D.C.  20004
         Attn: L. Stevenson Parker, Esq.
         Fax:  (202) 942-5999

Either party hereto may from time to time change its address for notices under this Section 13 by giving at least 10 days prior written notice of such changed address to the other party hereto.



14.      Miscellaneous.



         This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions.

15.      Assignment.



         This Warrant may not be assigned, by the Warrant Holder, in whole or in part, without the prior written consent of the Company; provided, however, that upon written notice to the Company, the Warrant Holder may assign this Warrant, in whole or in part, to an Affiliate of the Warrant Holder without the Company's consent. In either case, to effect a transfer of this Warrant, the Warrant Holder shall submit this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant and, upon the Company's receipt hereof, and in any event, within three (3) business days thereafter, the Company shall issue a Warrant to the Warrant Holder to evidence that portion of this Warrant, if any as shall not have been so transferred or assigned.

Dated:  June 30, 1998



                                      SCICLONE PHARMACEUTICALS, INC.





                                      By: /s/ Shawn K. Singh
                                          ---------------------------------
                                      Printed: Shawn K. Singh

                                      Title: Senior Vice President





Attest:



By: __________________________________

Its: _________________________________





                          [SIGNATURE PAGE TO WARRANT]

                              SUBSCRIPTION NOTICE

                           (FORM OF WARRANT EXERCISE)

                   (TO BE SIGNED ONLY ON EXERCISE OF WARRANT)



TO _______________



          THE UNDERSIGNED, THE HOLDER OF THE WITHIN WARRANT, HEREBY IRREVOCABLY ELECTS TO EXERCISE THIS WARRANT:



         _____(A) FOR, AND TO PURCHASE THEREUNDER, _______________ SHARES OF COMMON STOCK OF SCICLONE PHARMACEUTICALS, INC., A CALIFORNIA CORPORATION (THE "COMMON STOCK"), AND HEREWITH, OR BY WIRE TRANSFER, MAKES PAYMENT OF $_____THEREFOR; OR



         _____(B) IN A "CASHLESS" OR "NET-ISSUE EXERCISE" FOR, AND TO PURCHASE THEREUNDER _______________ SHARES OF COMMON STOCK, AND HEREWITH MAKES PAYMENT THEREFOR WITH __________ SURRENDERED WARRANT SHARES.



          THE UNDERSIGNED REQUESTS THAT THE CERTIFICATES FOR SUCH SHARES BE ISSUED IN THE NAME OF, AND



         _____(A)         DELIVERED TO ___________________, WHOSE ADDRESS IS
                          _____________________; OR



         _____(B) ELECTRONICALLY TRANSMITTED AND CREDITED TO THE ACCOUNT OF ______________ UNDERSIGNED'S PRIME BROKER (ACCOUNT NO. _______________) WITH DEPOSITORY TRUST COMPANY THROUGH ITS DEPOSIT WITHDRAWAL AGENT COMMISSION SYSTEM.





DATED: _______________

______________

                                       _______________________________
                                       (SIGNATURE MUST CONFORM TO NAME
                                       OF HOLDER AS SPECIFIED ON THE
                                       FACE OF THE WARRANT)





                                       __________________________
                                       (ADDRESS)



                                       TAX IDENTIFICATION NUMBER: _____________
                                       ______________

                               FORM OF ASSIGNMENT

                   (TO BE SIGNED ONLY ON TRANSFER OF WARRANT)



         FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS, AND TRANSFERS UNTO ______________ THE RIGHT REPRESENTED BY THE WITHIN WARRANT TO PURCHASE ____ SHARES OF COMMON STOCK OF SCICLONE PHARMACEUTICALS, INC., A CALIFORNIA CORPORATION, TO WHICH THE WITHIN WARRANT RELATES, AND APPOINTS _________ ATTORNEY TO TRANSFER SUCH RIGHT ON THE BOOKS OF SCICLONE PHARMACEUTICALS, INC., A CALIFORNIA CORPORATION, WITH FULL POWER OF SUBSTITUTION OF PREMISES.



DATED: _______________





                                        __________________________________
                                        (SIGNATURE MUST CONFORM TO NAME OF
                                        HOLDER AS SPECIFIED ON THE FACE OF
                                        THE WARRANT)

                                        __________________________________
                                                    (ADDRESS)

SIGNED IN THE PRESENCE OF:





__________________________